GRANITE FALLS ENERGY, LLC
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma condensed consolidated balance sheet combines the consolidated historical balance sheet of Granite Falls Energy, LLC (“GFE”) and the balance sheet of Project Viking, LLC (“Project Viking”), as of April 30, 2013, giving effect to the purchase of 100% of the Project Viking membership interests as if it had been consummated on April 30, 2013. The following unaudited pro forma consolidated statement of operations for the three and six month periods ended April 30, 2013 and the twelve month period ended October 31, 2012 combines the statement of operations of GFE for its three and six months ended April 30, 2013 and its year ended October 31, 2012 with the statements of operations of  Project Viking for its three and six months ended April 30, 2013 and its year ended October 31, 2012, giving effect to the acquisition of the outstanding membership interests of Project Viking as if it had occurred at November 1, 2011.

The historical financial information has been adjusted to give effect to pro forma events that are related and/or directly attributable to the membership interest acquisition, are factually supportable and are expected to have a continuing impact on the combined results. Certain events related and attributable to the acquisition may have occurred at GFE prior the closing of the acquisition or immediately after the acquisition due to the acquisition transaction. Accordingly, the adjustments presented on the pro forma consolidated financial statements have been identified and presented in accordance with their timing to provide relevant information necessary for an accurate understanding of the combined company upon consummation of the acquisition.

We are providing the following information to aid you in your analysis of the financial aspects of the acquisition. We derived the historical financial information of GFE for the three and six months ended April 30, 2013 from the unaudited financial statements of GFE as filed on Form 10-Q for the three and six months ended April 30, 2013. We derived the historical financial information of GFE for the year ended October 31, 2012 from the audited financial statements of GFE included in the Form 10-K filing dated January 29, 2013.  We derived the historical financial information of Project Viking for the three and six months ended April 30, 2013 from Project Vikings’ unaudited internal financial statements incorporated herein and the October 31, 2012 audited financial statements, also incorporated herein. This information should be read together with GFE’s audited and unaudited financial statements and related notes, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of GFE included in its annual report on Form 10-K filed January 29, 2013 and its quarterly reports on Form 10-Q filed June 14, 2013 and September 16, 2013.

The unaudited pro forma condensed consolidated financial information is for illustrative purposes only. The financial results may have been different had the companies always been combined. You should not rely on the unaudited pro forma condensed consolidated financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience.

In the acquisition, GFE acquired 100% of the outstanding membership interests of Project Viking in exchange for $17,024,500. As a result, Project Viking is now a subsidiary. On the acquisition date, Project Viking owned approximately 63.3% of the membership units of Heron Lake BioEnergy, LLC (“Heron Lake”). Due to Project Viking acquiring control of Heron Lake on the acquisition date, Project Viking consolidated the balance sheet and results of operations of Heron Lake in the attached pro forma financial statements.

GRANITE FALLS ENERGY, LLC
UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1.  Basis of Presentation

The unaudited pro forma condensed consolidated financial information included herein has been prepared pursuant to the rules and regulations of the United States Securities and Exchange Commission.

Pro forma adjustments are necessary to (i) record certain events related or attributable to the membership interest acquisition of Project Viking, and (ii) the accounting upon consummation of the business combination.

Note 2.  Pro Forma Adjustments

Descriptions of the adjustments included in the unaudited pro forma condensed consolidated balance sheet and the condensed consolidated statements of operations are as follows:

(a)
Granite Falls Energy, LLC (“GFE”) acquired 100% of the outstanding membership interests of Project Viking, LLC (“Project Viking”). At the time of the transaction, Project Viking owned 63.3% of the outstanding membership units of Heron Lake BioEnergy, LLC (“Heron Lake”) and would have been required to consolidate.

The acquisition is being accounted for under the acquisition method.   Goodwill of approximately $1,941,000 would have been recorded in connection with the transaction had it occurred on April 30, 2013. The assets and liabilities of Project Viking and Heron Lake were recorded at their respective estimated fair values.  The Company used a combination of the market and cost approaches to estimate the fair values of the Heron Lake assets acquired and liabilities assumed. The fair value estimates include an increase of approximately $2,600,000 to the long-term debt of Heron Lake based on our assessment of fair value in comparison to Heron Lake’s carrying values. A portion of Heron Lake’s debt facilities was also reclassified as a long-term liability for purposes of this pro forma financial statement due to acquisition transaction and related payment to the bank which satisfied the default provisions of the loan agreement.

(b)	An adjustment was made to eliminate various overhead and third-party consulting expenses at Heron Lake that would have been eliminated as part of the transaction.
(c)
An adjustment was made to GFE’s consolidated interest expense as a result of an increase in long-term debt as a result of the transaction. An adjustment was also made to amortize the debt premium that was calculated as part of the fair value adjustment at the acquisition date.

(d)	An adjustment was made to record the 36.7% non-controlling interest in Heron Lake as if the transaction occurred on November 1, 2012 and 2011.
(e)
An adjustment was made to eliminate Project Viking’s investment in Heron Lake and the related earnings/losses related to the investment due the required consolidation of Heron Lake and Project Viking as a result of the transaction.

GRANITE FALLS ENERGY, LLC
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF APRIL 30, 2013

	HISTORICAL	HISTORICAL	HISTORICAL			PRO FORMA		PRO FORMA
	GRANITE FALLS	PROJECT VIKING	HERON LAKE	ELIMINATIONS		ADJUSTMENTS		CONSOLIDATED
ASSETS

Current Assets
Cash	$1,386,003	$—	$888,616	$—		$—		$2,274,619
Restricted cash	474,000	—	—	—		—		474,000
Restricted certificates of deposit	—	—	650,000	—		—		650,000
Accounts receivable	6,152,560	—	1,427,195	—		—		7,579,755
Inventory	12,790,395	—	2,426,922	—		—		15,217,317
Prepaid expenses and other current assets	262,314	—	928,737	—		—		1,191,051
Total current assets	21,065,272	—	6,321,470	—		—		27,386,742

Net property, plant and equipment	39,293,323	—	52,528,356	—		—		91,821,679

Other Assets	—	95,509	931,153	(95,509)	{e}			931,153

Goodwill	—	—	—	—		1,941,567	{a}	1,941,567

Total Assets	$60,358,595	$95,509	$59,780,979	$(95,509)		$1,941,567		$122,081,141

LIABILITIES AND MEMBERS' EQUITY

Current Liabilities
						5,000,000	{a}
						4,025,500	{a}
						8,000,000	{a}
Current portion of long-term debt	$116,953	$—	$38,547,491	$—		$(38,547,491)	{a}	$17,142,453

Accounts payable	1,432,609	—	947,010					2,379,619
Corn payable to FCE	4,496,144	—	—	—		—		4,496,144
Commodity derivative instruments	47,813	—	—	—		—		47,813
Accrued liabilities	602,592	—	512,425			—		1,115,017
Total current liabilities	6,696,111	—	40,006,926	—		(21,521,991)		25,181,046

Long-Term Debt, less current portion	553,789	—	4,047,908	—		32,404,856	{a}	37,006,553

Commitments and Contingencies

Members’ Equity
Members' equity	53,108,695	95,509	15,425,740	(95,509)	{e}	(15,425,740)	{a}	53,108,695
Noncontrolling interst	—	—	300,405			6,484,442	{a}	6,784,847
Total members' equity	53,108,695	95,509	15,726,145	(95,509)		(8,941,298)		59,893,542

Total Liabilities and Members’ Equity	$60,358,595	$95,509	$59,780,979	$(95,509)		$1,941,567		$122,081,141

GRANITE FALLS ENERGY, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE SIX MONTH PERIOD ENDED APRIL 30, 2013

	HISTORICAL	HISTORICAL	HISTORICAL			PRO FORMA		PRO FORMA
	GFE	PROJECT VIKING	HERON LAKE	ELIMINATIONS		ADJUSTMENTS		CONSOLIDATED

Revenues	$95,137,724	$—	$79,620,231	$—				$174,757,955

Cost of Goods Sold	90,675,608	—	78,044,767	—		—		168,720,375

Gross Profit	4,462,116	—	1,575,464	—		—		6,037,580

Operating Expenses	1,145,660	—	1,863,719	—		(175,000)	{b}	2,834,379

Operating Income	3,316,456	—	(288,255)	—		175,000	{b}	3,203,201

Other Income (Expense):
Loss from equity investment	—	(795,106)	—	795,106	{e}	—		—
Other income, net	24,225	—	19,276	—		—		43,501
Interest income	95	—	16,753	—		—		16,848

						(425,000)	{c}
Interest expense	(87,406)	—	(1,498,635)	—		375,000	{c}	(1,636,041)
Total other expense, net	(63,086)	(795,106)	(1,462,606)	795,106		(50,000)		(1,575,692)

Net Income (Loss)	$3,253,370	$(795,106)	$(1,750,861)	$795,106		$125,000		$1,627,509

Net Loss Attributable to Noncontrolling Interest	$—							$(641,515)	{d}

Net Income Attributable to Controlling Interest	$3,253,370							$2,269,024	{d}

Weighted Average Units Outstanding - Basic and Diluted	30,606							30,606

Net Income Per Unit - Basic and Diluted	$106.30							$74.14

GRANITE FALLS ENERGY, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTH PERIOD ENDED APRIL 30, 2013

	HISTORICAL	HISTORICAL	HISTORICAL			PRO FORMA		PRO FORMA
	GFE	PROJECT VIKING	HERON LAKE	ELIMINATIONS		ADJUSTMENTS		CONSOLIDATED

Revenues	$48,020,602	$—	$35,498,926	$—		$—		$83,519,528

Cost of Goods Sold	44,390,630	—	34,800,114	—		—		79,190,744

Gross Profit	3,629,972	—	698,812	—		—		4,328,784

Operating Expenses	582,965	—	891,699	—		—	{b}	1,474,664

Operating Income	3,047,007	—	(192,887)	—		—	{b}	2,854,120

Other Income (Expense):
Loss from equity investment	—	(413,629)	—	413,629	{e}	—		—
Other income, net	23,078	—	(5,684)	—		—		17,394
Interest income	41	—	334	—		—		375

						(212,500)	{c}
Interest expense	(38,183)	—	(723,885)	—		187,500	{c}	(787,068)
Total other expense, net	(15,064)	(413,629)	(729,235)	413,629		(25,000)		(769,299)

Net Income (Loss)	$3,031,943	$(413,629)	$(922,122)	$413,629		$(25,000)		$2,084,821

Net Loss Attributable to Noncontrolling Interest	$—							$(337,866)	{d}

Net Income Attributable to Controlling Interest	$3,031,943							$2,422,687	{d}

Weighted Average Units Outstanding - Basic and Diluted	30,606							30,606

Net Income Per Unit - Basic and Diluted	$99.06							$79.16

GRANITE FALLS ENERGY, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE TWELVE MONTH PERIOD ENDED OCTOBER 31, 2012

	HISTORICAL	HISTORICAL	HISTORICAL			PRO FORMA		PRO FORMA
	GFE	PROJECT VIKING	HERON LAKE	ELIMINATIONS		ADJUSTMENTS		CONSOLIDATED

Revenues	$175,162,043	$—	$168,659,935	$—		$—		$343,821,978

Cost of Goods Sold	172,708,074	—	166,529,283	—		—		339,237,357

Gross Profit	2,453,969	—	2,130,652	—		—		4,584,621

Operating Expenses	2,449,596	—	31,915,910	—		—	{b}	34,365,506

Operating Income	4,373	—	(29,785,258)	—		—	{b}	(29,780,885)

Other Income (Expense):
Loss from equity investment	—	(795,106)	—	795,106	{e}	—		—
Other income, net	182,186	—	47,164	—		—		229,350
Interest income	18,050	—	10,773	—		—		28,823

						(850,000)	{c}
Interest expense	(44,002)	—	(2,625,322)	—		2,250,000	{c}	(1,269,324)
Total other expense, net	156,234	(795,106)	(2,567,385)	795,106		1,400,000		(1,011,151)

Net Income (Loss)	$160,607	$(795,106)	$(32,352,643)	$795,106		$1,400,000		$(30,792,036)

Net Loss Attributable to Noncontrolling Interest	$—							$(11,854,008)	{d}

Net Income Attributable to Controlling Interest	$160,607							$(18,938,028)	{d}

Weighted Average Units Outstanding - Basic and Diluted	30,614							30,614

Net Income Per Unit - Basic and Diluted	$5.25							$(618.61)